Exhibit 32

Written Statement of the Chief Executive Officer

Pursuant to 18 U.S.C. §1350

Solely for the purposes of complying with 18 U.S.C. §1350, I, the undersigned Chairman and Chief Executive Officer of Regency Centers Corporation (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-K/A of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2008

/s/ Martin E. Stein, Jr.
Martin E. Stein, Jr.
Chief Executive Officer

Written Statement of the Chief Financial Officer

Pursuant to 18 U.S.C. §1350

Solely for the purposes of complying with 18 U.S.C. §1350, I, the undersigned Managing Director and Chief Financial Officer of Regency Centers Corporation (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-K/A of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2008

/s/ Bruce M. Johnson
Bruce M. Johnson
Chief Financial Officer

Written Statement of the Chief Operating Officer

Pursuant to 18 U.S.C. §1350

Solely for the purposes of complying with 18 U.S.C. §1350, I, the undersigned President and Chief Operating Officer of Regency Centers Corporation (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-K/A of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2008

/s/ Mary Lou Fiala
Mary Lou Fiala
Chief Operating Officer